SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              17-Feb-04

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2004-HE1 Asset Backed Pass-Through Certificates, Series 2004-HE1
(Exact name of registrant as specified in its charter)


          Delaware             333-109307-04            13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Ave Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

             On   17-Feb-04   a scheduled distribution was made from the Trust
                to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated
	        17-Feb-04 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

                F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated          17-Feb-04


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2004-HE1 Asset Backed Pass-Through Certificates, Series 2004-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   17-Feb-04

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        270,400,000    270,400,000      1,780,612
      A-2        221,300,000    221,300,000      2,525,506
      A-3        125,460,000    125,460,000      1,406,195
      A-IO       81,900,000     81,900,000           0
      M-1        44,610,000     44,610,000           0
      M-2        39,040,000     39,040,000           0
      M-3        11,150,000     11,150,000           0
      M-4        11,150,000     11,150,000           0
      M-5        11,150,000     11,150,000           0
      M-6         9,310,000      9,310,000           0
       P             100            100              0
       X              0              0               0
       R              0              0               0
      B-IO       57,600,000     57,600,000           0
     Total       743,570,100    743,570,100      5,712,313

Class                Rate           Int
A-1                1.50000%       473,200
A-2                1.50000%       387,275
A-3                1.52000%       222,482
A-IO               4.00000%       273,000
M-1                1.82000%       94,722
M-2                2.77000%       126,164
M-3                2.97000%       38,635
M-4                3.22000%       41,887
M-5                4.02000%       52,294
M-6                5.12000%       55,612
P                    N/A          36,961
X                  0.00000%          0
R                  0.00000%          0
B-IO               3.50000%       229,600
Total                            2,031,832

     Class           Loss        Total Dist
      A-1            N/A         2,253,812
      A-2            N/A         2,912,781
      A-3            N/A         1,628,678
      A-IO           N/A          273,000
      M-1            0.00         94,722
      M-2            0.00         126,164
      M-3            0.00         38,635
      M-4            0.00         41,887
      M-5            0.00         52,294
      M-6            0.00         55,612
       P             0.00         36,961
       X             N/A             0
       R             N/A             0
      B-IO           N/A          229,600
Total                            7,744,145

     Class        Int Short       End Bal
      A-1             0         268,619,388
      A-2             0         218,774,494
      A-3             0         124,053,805
      A-IO            0         79,600,000
      M-1             0         44,610,000
      M-2             0         39,040,000
      M-3             0         11,150,000
      M-4             0         11,150,000
      M-5             0         11,150,000
      M-6             0          9,310,000
       P              0             100
       X              0             352
       R              0              0
      B-IO            0         57,600,000
Total                           737,857,787

AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GHG0       6.58510
      A-2         04541GHH8      11.41214
      A-3         04541GHJ4      11.20832
      A-IO        04541GHK1       0.00000
      M-1         04541GHL9       0.00000
      M-2         04541GHM7       0.00000
      M-3         04541GHN5       0.00000
      M-4         04541GHP0       0.00000
      M-5         04541GHQ8       0.00000
      M-6         04541GHR6       0.00000
       P          04541GHE5       0.00000
       X          04541GHD7       0.00000
       R          04541GHF2       0.00000
      B-IO        04541GHC9       0.00000

     Class           Int           Total
      A-1          1.75000        8.33510
      A-2          1.75000       13.16214
      A-3          1.77333       12.98165
      A-IO         3.33333        3.33333
      M-1          2.12333        2.12333
      M-2          3.23167        3.23167
      M-3          3.46500        3.46500
      M-4          3.75667        3.75667
      M-5          4.69000        4.69000
      M-6          5.97333        5.97333
       P        369613.40000   369613.40000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         3.98611        3.98611


                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       993.41490
      A-2          0.00000       988.58786
      A-3          0.00000       988.79168
      A-IO         0.00000       971.91697
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
      M-6          0.00000      1000.00000
       P           0.00000      1000.00000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         0.00000      1000.00000

                   GROUP 1        GROUP 2
Prin Dist:
Beg Bal           325,843,515     266,595,720
   Sched Prin         277,669         220,173
   Prepays+Curts    1,502,943       2,305,333
   Net Liq Proc             0               0
   Loan Purch Pr            0               0
  Tot Prin Remit    1,780,612       2,525,506
  Net Real Losse            0               0
End Bal           324,062,903     264,070,214
End Count               2,205           1,742

                   GROUP 3         TOTAL
Prin Dist:
Beg Bal           151,131,217     743,570,452
   Sched Prin         132,073         629,915
   Prepays+Curts    1,274,122       5,082,398
   Net Liq Proc             0               0
   Loan Purch Pr            0               0
  Tot Prin Remit    1,406,195       5,712,313
  Net Real Losse            0               0
End Bal           149,725,022     737,858,139
End Count                 629           4,576


Agg End Coll Bal                                   737,858,139

End OC Amt                                                 352

Num Liq Loans                                                0

Int Dist:                     GROUP 1         GROUP 2
Sched Int-less serv fee             1,911,357        1,560,052
Less RAIS                                   0                0
Less Net PPIS                               0                0
                                    1,911,357        1,560,052

Int Dist:                     GROUP 3         TOTAL
Sched Int-less serv fee               837,413        4,308,822
Less RAIS                                   0                0
Less Net PPIS                               0                0
                                      837,413        4,308,822

Serv Fee
Grp 1                                                  135,636
Grp 2                                                  111,042
Grp 3                                                   62,923

Advances
Curr Agg Adv as of determ. date                        337,805
Out. Agg. Adv as of end of prior calendar mo.          380,081


Delinq Info
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days           19          2,726,750            8             1,422,142
60-89 days           130        17,840,240           89            12,544,746
90 + days             0              0                0                 0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Delinq Info
                   GROUP 3
                Count         Balance
30-59 days                   5      1,349,975
60-89 days                  35      9,757,358
90 + days                    0              0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days            32          5498867
60-89 days           254          40142344
90 + days             0              0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    2,205       324,062,903
Foreclosure           0              0
Bankruptcy            0              0
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Out Loans           1,742       264,070,214
Foreclosure           0              0
Bankruptcy            0              0
REO                   0              0                        0

                   GROUP 3
                    Count         Balance     Market Value (REO)
Out Loans            629        149,725,022
Foreclosure           0            0.00
Bankruptcy            0            0.00
REO                   0            0.00                   0.00


                    TOTAL
                    Count         Balance     Market Value (REO)
Out Loans               4,576     737,858,139
Foreclosure                  0               0
Bankruptcy                   0               0
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-3           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
      M-6           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00

                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-3           0.00           0.00
      A-IO          0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
      M-6           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00

Num. of Loans for which Prep.Prem. were collec               9
Num of Loans for which Prep Prem were sched                 13
Prin. Bal. of Loans with Premium coll.                1,593,572
Curr. amt of Prep. Prems                                 36,961

Current Real. Losses                                          0
Cum. Real. Losses since Startup Day                           0

Weighted Avg Term to Mat. of Mortg. Loans                  348
Weighted Avg. Gross Coup. of Mortg. Loans              7.45775%
Weighted Avg. Net Coupon of Mortg. Loans               6.95775%

Agg. Num. of Mortg. Loans in the pool                    4,576

O/C Target Amt                                      16,730,335

Credit Enhancement %                                 17.132067%

O/C Increase Amount                                        0.00

O/C Release Amt                                            0.00

O/C Deficiency Amt                                   16,729,983

Excess O/C Amt                                                0

Pmt from Yield Maint. Agreement                               0

Net Monthly Excess Cash Flow                          2,313,952

Extra Ordinary Trust Fund Expenses                            0

Trigger Event Occurance                              NO

Step Down Date Occurred                              NO

Class A-IO Net WAC Rate                              6.9577500%

Class B-IO Cap Rate                                  4.7686632%

Available Distribution Amount                        10,058,097

Deposit to Net WAC Reserve Fund                           1,000

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2004-HE1 Asset Backed Pass-Through Certificates, Series 2004-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        U.S. Bank National Association, as Trustee